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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2002



                             CHITTENDEN CORPORATION
                            (Exact name of Registrant
                            as specified in charter)


       Vermont                           0-7974                 03-0228404
(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation)                 File Number)          Identification No.)


Two Burlington Square, Burlington, Vermont                        05401
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (802) 660-1410



                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

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ITEM 5.  OTHER EVENTS

On February 28, 2002 Chittenden Corporation (NYSE: CHZ) announced that it had completed its acquisition of Ocean National Bank, a $272 million commercial bank headquartered in Kennebunk, Maine. A copy of the press release dated February 28, 2002 is attached as an exhibit to this Form 8-K.


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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                                       PAGE NUMBER

   (99)      Additional Exhibits                                         6

             Press Release Relating to Chittenden's Completion of its Acquisition of Ocean National Bank

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/F.Sheldon Prentice
          Senior Vice President, General Counsel and Secretary

DATE:  February 28, 2002